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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



                            Current Report
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




   Date of Report (Date of Earliest Event Reported)  March 11, 2002




                           AMFAC HAWAII, LLC
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        (Exact Name of Registrant as Specified in its Charter)



                                Hawaii
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            (State or Other Jurisdiction of Incorporation)



   033-24180                                    36-3109397
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(Commission File                             (I.R.S. Employer
   Number)                                   Identification No.)



900 N. Michigan Avenue
Chicago, Illinois                                 60611
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(Address of Principal Executive Offices)        (Zip Code)



                            (312) 440-4800
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         (Registrant's Telephone Number, Including Area Code)



                                  N/A
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS.

     On March 11, 2002, Bank One Trust Company, N.A., the trustee under the Indenture dated March 14, 1989 pursuant to which the Registrant's Certificate of Land Appreciation Notes due 2008 (the "COLAs") were issued, mailed to holders of the COLAs a "Notice of Chapter 11 Filing, Non-Payment of Scheduled Interest Payment and Negotiation of Term Sheet With Respect to Treatment of Noteholder and Other Claims." A copy of the form of this notice is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.



ITEM 7.   EXHIBITS.

    (c)    EXHIBITS.

           EXHIBIT NO.      DESCRIPTION
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              99.1          Letter of Bank One Trust Company, N.A. dated
                            March 11, 2002 to the Holders of the Amfac
                            Hawaii, LLC Certificate of Land Appreciation
                            Notes due 2008














































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            AMFAC HAWAII, LLC



                                  /s/ GAILEN J. HULL
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                            By:   Gailen J. Hull
                                  Senior Vice President
                            Date: March 20, 2002




















































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